   As Filed with the Securities and Exchange Commission on December 28, 1995
                                                      Registration No. 33-63383

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      To
                                   FORM S-2

                            REGISTRATION STATEMENT
                                    Under
                         The Securities Act of 1933.

                    CERTIFIED GROCERS OF CALIFORNIA, LTD.
            (Exact Name of registrant as specified in its charter)

           California                                   95-0615250
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
or incorporation or organization

                           ------------------------

                          2601 South Eastern Avenue
                        Los Angeles, California 90040
                                (213) 723-7476
              (Address, including zip code and telephone number,
      including area code, of registrant's principal executive offices)

                           ------------------------

                        Alfred A. Plamann, President
                    Certified Grocers of California, Ltd.
                          2601 South Eastern Avenue
                        Los Angeles, California 90040
                               (213) 723-7476
         (Name, Address, Including Zip Code, and Telephone Number,
                 Including Area Code of Agent for Service)

                           ------------------------



                                   Copy to:
                                Neil F. Yeager
                          Burke, Williams & Sorensen
                        611 W. Sixth Street, 25th Floor
                         Los Angeles, California 90017
                                (213) 236-0600

                           ------------------------

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box /X/

   If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(l) of this Form, check the following box / /

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

   Pursuant to the undertaking contained in its Registration Statement on Form S-2 (Registration No. 33-63383), the undersigned Registrant hereby deregisters and removes from registration the Subordinated Patronage Dividend Certificates Due December 15, 2002 (the "Certificates") which are the subject of said Registration Statement and which remain unsold at the date hereof.
The purpose of this Post-Effective Amendment No. 1 is solely to deregister and remove from registration such Certificates.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Commerce, State of California, on December 28, 1995.


                                          CERTIFIED GROCERS OF CALIFORNIA, LTD.

                                          By      /s/  ALFRED A. PLAMANN

                                             -----------------------------------
                                                      Alfred A. Plamann
                                                          President

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                             TITLE                     DATE
---------------------------------------  ------------------------------  -----------------

         /s/ ALFRED A. PLAMANN
---------------------------------------  President and Chief             December 28, 1995
           Alfred A. Plamann              Executive Officer

          /s/ DANIEL T. BANE             Senior Vice President
---------------------------------------   and Chief Financial            December 28, 1995
            Daniel T. Bane                Officer

        /s/ RANDALL G. SCOVILLE
---------------------------------------  Corporate Controller            December 28, 1995
          Randall G. Scoville

       /s/ WILLARD R. MACALONEY
---------------------------------------
         Willard R. MacAloney            Director                        December 28, 1995
        (Chairman of the Board)

           /s/ LOUIS A. AMEN
---------------------------------------  Director                        December 28, 1995
             Louis A. Amen

          /s/ JOHN BERBERIAN
---------------------------------------  Director                        December 28, 1995
            John Berberian

               SIGNATURE                             TITLE                     DATE
---------------------------------------  ------------------------------  -----------------

---------------------------------------  Director                        December   , 1995
            Gene A. Fulton

          /s/ LYLE A. HUGHES
---------------------------------------  Director                        December 28, 1995
            Lyle A. Hughes

---------------------------------------  Director                        December   , 1995
            Roger K. Hughes

         /s/ DARIOUSH KHALEDI
---------------------------------------  Director                        December 28, 1995
           Darioush Khaledi

             /s/ MARK KIDD
---------------------------------------  Director                        December 28, 1995
               Mark Kidd

           /s/ JAY MCCORMACK
---------------------------------------  Director                        December 28, 1995
             Jay McCormack

          /s/ MORRIE NOTRICA
---------------------------------------  Director                        December 28, 1995
            Morrie Notrica

---------------------------------------  Director                        December   , 1995
         Michael A. Provenzano

---------------------------------------  Director                        December   , 1995
             Allan Scharn

---------------------------------------  Director                        December   , 1995
            James R. Stump

---------------------------------------  Director                        December   , 1995
            Michael A. Webb

---------------------------------------  Director                        December   , 1995
             Kenneth Young


                                      S-2